EXHIBIT 10.22b
AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
EUGENE V.N. BISSELL
Eugene V.N. Bissell is President and Chief Executive Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Bissell has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Bissell:
1.	is entitled to an annual base salary, which for fiscal year 2010 is $490,000;

2.	participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	through December 31, 2009, participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2000 Long-Term Incentive Plan, and, beginning July 30, 2010, participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.	participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JERRY E. SHERIDAN
Jerry E. Sheridan is Vice President — Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Sheridan has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Sheridan:
1.	is entitled to an annual base salary, which for fiscal year 2010 is $302,356;

2.	participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	through December 31, 2009, participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2000 Long-Term Incentive Plan, and, beginning July 30, 2010, participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.	participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
ROBERT H. KNAUSS
Robert H. Knauss is Vice President, General Counsel and Assistant Secretary of UGI Corporation. Mr. Knauss has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Knauss:
1.	is entitled to an annual base salary, which for fiscal year 2010 is $340,340;

2.	participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.